EXHIBIT 10.33

AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of September 24, 2004, by and among, WELLS FARGO RETAIL FINANCE, LLC, a Delaware limited liability company (“Lender”), on the one hand, and, on the other hand, SHOE PAVILION CORPORATION, a Washington corporation (“Borrower”), with reference to the following:

WHEREAS, Borrower and the Lender are parties to that certain Loan and Security Agreement, dated as of April 18, 2003 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Borrower has requested that the Lender make certain amendments to the Loan Agreement; and

WHEREAS, subject to the terms and conditions set forth herein, the Lender is willing to make the amendments requested by Borrower.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2. Amendments to Loan Agreement.

(a) Section 1.1 of the Loan Agreement is amended by adding the following new defined term in alphabetical order:

“Amendment Number One” means that certain Amendment Number One to Loan and Security Agreement, dated as of September 24, 2004, between Lender and Borrower.

(b) Section 7.18(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(b) Capital Expenditures. Make Capital Expenditures in any fiscal year in excess of the amount set forth in the following table for the applicable period:

Fiscal Year 2003	Fiscal Year 2004 and each Fiscal Year thereafter
$1,000,000	$1,000,000

(c) Section 7.19 of the Loan Agreement is hereby amended and restated in its entirety as follows:

7.19 Store Openings and Closings. Commit to open or open more than 5 locations at which Borrower offers for sale any of its Inventory during any fiscal year of Borrower or close more than 5 locations at which Borrower offers for sale any of its Inventory during any fiscal year of Borrower; provided that in the case of all openings, the new stores shall be comparable in size and Inventory mix to Borrower’s existing stores, and that in the case of all closings, Borrower shall give Lender at least 30 days prior written notice of such closing and the Inventory at the location to be closed will not be Eligible Inventory; provided further that Borrower may, in addition to the openings and closings permitted above and subject to the restrictions set forth in the first proviso above, (a) open 1 new store and close up to 11 existing stores, in each case at the locations described on Schedule 7.19 and (b) open 6 new stores and close up to 8 existing stores during 2004, in each case at the locations described on Schedule 7.19(a) (which is set forth in Amendment Number One).

(d) Section 12 of the Loan Agreement is hereby amended by deleting the Borrower’s notice address and replacing it with the following:

“If to Borrower:	SHOE PAVILION CORPORATION
1380 Fitzgerald Drive
Pinole, CA 94564
Attn: Mr. John Hellmann
Fax No. 510-222-4506”

(e) The following Schedule 7.19(a) is hereby added to the Loan Agreement:

Schedule 7.19(a)

Shoe Pavilion – Store Closing/Opening 2004

Location of Store Closings	Store #
Almaden	85
Nut Tree	34
Tulare	36
Clovis	88
Visalia	78
Brea	77
Lynwood	6
Huntington	91
Location of Store Openings	Store #
San Dimas	120
Arizona Mills	121

Glendale	122
Tucson	123
Sunnyvale	TBD
Desert Sky	TBD

3. Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a) Lender shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

(b) Lender shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit A, duly executed and delivered by Guarantor.

(c) The representations and warranties herein and in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(d) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

(e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, Guarantor, or the Lender.

4. Representation and Warranty. Borrower represents and warrants to the Lender that the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended hereby, are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected.

5. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

6. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

7. Effect on Loan Documents.

(a) The Loan Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of the Lender under the Loan Agreement or any other Loan Document. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents, and shall not operate as a consent to any further or other matter under the Loan Documents.

(b) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

(d) This Amendment is a Loan Document.

8. Entire Agreement. This Amendment embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

[signature page follows]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

SHOE PAVILION CORPORATION,
a Washington corporation

By:	/s/ John D. Hellmann
Title:	Vice President

WELLS FARGO RETAIL FINANCE, LLC,
a Delaware limited liability company

By:	/s/ Jennifer Cann
Title:	Vice president

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Exhibit A

REAFFIRMATION AND CONSENT

Dated as of September 24, 2004

Reference hereby is made to that certain Amendment Number One to Loan and Security Agreement, dated as of the date hereof (the “Amendment”), by and among, WELLS FARGO RETAIL FINANCE, LLC, a Delaware limited liability company (“Lender”), on the one hand, and, on the other hand, SHOE PAVILION CORPORATION, a Washington corporation (“Borrower”). Capitalized terms used herein shall have the meanings ascribed to them in that certain Loan and Security Agreement, dated as of April 18, 2003 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), among Borrower and the Lender. The undersigned hereby (a) represents and warrants that the execution and delivery of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) consents to the amendment of the Loan Agreement set forth in the Amendment; (c) acknowledges and reaffirms all obligations owing by it to the Lender under any Loan Document to which it is a party; and (d) agrees that each Loan Document to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, the undersigned understands that the Lender shall have no obligation to inform the undersigned of such matters in the future or to seek the undersigned’s acknowledgement or agreement to future amendments, waivers, or modifications, and nothing herein shall create such a duty.

IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation and Consent as of the date first set forth above.

SHOE PAVILION, INC., a Delaware corporation

By	/s/ John D. Hellmann
Title:	CFO, Vice President

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